UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/22/2005

SIZELER PROPERTY INVESTORS, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-09349

MD	72-1082589
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2542 Williams Blvd., Kenner, LA 70062
(Address of Principal Executive Offices, Including Zip Code)

504-471-6271
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)        On April 22, 2005, the Board of Directors of Sizeler Property Investors, Inc. ("Sizeler") amended Sizeler's bylaws, designating the time and date of Sizeler's annual meeting as 11:00 am on the last Thursday of September in each year, if not a legal holiday, or at such time on such day falling on or before the 30th day thereafter as shall be set by the Board of Directors. The amendment which was effective on April 22, 2005, is attached hereto as Exhibit 3.1.

Item 9.01.    Financial Statements and Exhibits

The following document is filed as an exhibit to this Current Report on Form 8-K:

3.1        Amendment to the Bylaws of Sizeler Property Investors, Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

SIZELER PROPERTY INVESTORS, INC.

Date: April 25, 2005.	By:	/s/ Thomas A. Masilla, Jr.
Thomas A. Masilla, Jr.
President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
EX-3.(ii).1	Amendment to the Bylaws of Sizeler Property Investors, Inc.